UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2019

FS Investment Corporation IV

(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	814-01151 (Commission File Number)	47-3258730 (I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania	19112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On December 18, 2019, FS KKR Capital Corp. II (formerly known as FS Investment Corporation II) (“FSK II”) completed its previously announced acquisition of FS Investment Corporation III (“FSIC III”), FS Investment Corporation IV (the “Company”) and Corporate Capital Trust II (“CCT II”), pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 31, 2019, by and among FSK II, FSIC III, the Company, CCT II, NT Acquisition 1, Inc. (“Merger Sub 1”), NT Acquisition 2, Inc. (“Merger Sub 2”), NT Acquisition 3, Inc. (“Merger Sub 3”), and FS/KKR Advisor, LLC (the “Advisor”).

Pursuant to the Merger Agreement, (i) Merger Sub 1 merged with and into FSIC III, with FSIC III continuing as the surviving company and as a wholly-owned subsidiary of FSK II (“Merger 1A”), and, immediately thereafter, FSIC III merged with and into FSK II, with FSK II continuing as the surviving company (together with the Merger 1A, “Merger 1”), (ii) Merger Sub 2 merged with and into CCT II, with CCT II continuing as the surviving company and as a wholly-owned subsidiary of FSK II (“Merger 2A”), and, immediately thereafter, CCT II merged with and into FSK II, with FSK II continuing as the surviving company (together with the Merger 2A, “Merger 2”), and (iii) Merger Sub 3 merged with and into the Company, with the Company continuing as the surviving company and as a wholly-owned subsidiary of FSK II (“Merger 3A”), and, immediately thereafter, the Company merged with and into FSK II, with FSK II continuing as the surviving company (together with the Merger 3A, “Merger 3” and, together with Merger 1 and Merger 2, the “Mergers”). As a result thereof, and as of the effective time of, Merger 3, the Company’s separate existence ceased.

In accordance with the terms of the Merger Agreement, at the time of the closing of the Mergers, (i) each outstanding share of FSIC III common stock was converted into the right to receive 0.9804 shares of FSK II’s common stock, (ii) each outstanding share of beneficial interest of CCT II was converted into the right to receive 1.1319 shares of FSK II’s common stock and (iii) each outstanding share of Company common stock was converted into the right to receive 1.3634 shares of FSK II’s common stock. These exchange ratios were determined based on the closing net asset value (“NAV”) per share of $7.36, $7.22, $10.03 and $8.33 for FSK II, FSIC III, the Company and CCT II, respectively, as of December 16, 2019, to ensure that the NAV of shares investors will own in FSK II is equal to the NAV of the shares they held in each fund. As a result, FSK II will issue an aggregate of approximately 289,084,117 shares of its common stock to former FSIC III stockholders, 14,031,781 shares of its common stock to former CCT II shareholders and 43,668,803 shares of its common stock to former Company stockholders.

The foregoing description of the Merger Agreement is a summary only and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The information required by Item 3.03 is contained in Item 2.01 and is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant

The information required by Item 5.01 is contained in Item 2.01 and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, each of the named executive officers and directors of the Company ceased to be named executive officers and directors of the Company as of the effective time of Merger 3 (and not because of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices).

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2019 annual meeting of stockholders of the Company, initially held on November 6, 2019 and adjourned and reconvened on November 22, 2019, the Company received stockholder approval to amend the Articles of Amendment and Restatement of the Company (the “Charter”). The articles of amendment to the Charter (the “Amendment”) (i) delete Section 10.5 of the Charter regarding limitation on certain affiliated transactions and (ii) delete Article XII of the Charter regarding limitations on roll-up transactions. An additional summary of the revisions made to the Charter by the Amendment can be found in the Company’s joint proxy statement/prospectus, as amended, filed with the Securities and Exchange Commission (the “SEC”) on August 13, 2019, and is incorporated herein by reference. On December 16, 2019, the Amendment was filed with the Maryland State Department of Assessments and Taxation and became immediately effective.

The foregoing description of the Amendment, as set forth in this Item 5.03, is a summary only and is qualified in all respects by the provisions of the Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 7.01	Regulation FD.

On December 17, 2019, the Company’s board of directors declared a distribution in the gross amount per share set forth below (which gross amount will be reduced for any distribution fees and any other expenses that are payable with respect to such shares) for December 2019, which includes a distribution of the Company’s previously undistributed “investment company taxable income” within the meaning of Section 852(b) of the Internal Revenue Code of 1986, as amended (the “Code”) (determined without regard to Section 852(b)(2)(D) of the Code). The distribution will be paid on or about the payment date set forth below to stockholders of record as of the record date set forth below.

Record Date	Payment Date	Gross Distribution Amount
December 17, 2019	December 18, 2019	$0.329758

Certain Information About Distributions

Following the closing of the Mergers, former Company stockholders became stockholders of FSK II. The determination of the tax attributes of FSK II’s distributions is made annually as of the end of FSK II’s fiscal year based upon its taxable income and distributions paid, in each case, for the full year. Therefore, a determination as to the tax attributes of the distributions made on a quarterly basis may not be representative of the actual tax attributes for a full year. FSK II intends to update stockholders quarterly with an estimated percentage of its distributions that resulted from taxable ordinary income. The actual tax characteristics of distributions to stockholders will be reported to stockholders annually on Form 1099-DIV. The payment of future distributions on FSK II’s shares of common stock is subject to the sole discretion of the board of directors of FSK II and applicable legal restrictions and, therefore, there can be no assurance as to the amount or timing of any such future distributions.

FSK II may fund its cash distributions to stockholders from any sources of funds legally available to it, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and dividends or other distributions paid to it on account of preferred and common equity investments in portfolio companies. FSK II has not established limits on the amount of funds it may use from available sources to make distributions. There can be no assurance that FSK II will be able to pay distributions at a specific rate or at all.

On December 18, 2019, the Advisor issued a press release announcing, among other things, the closing of the Mergers. The press release is furnished as Exhibit 99.1 to this Form 8-K.

Forward-Looking Statements

Statements included herein may constitute “forward-looking” statements as that term is defined in Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of the combined Company. Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption to the combined Company’s operations or the economy generally due to terrorism or natural disasters, future changes in laws or regulations and conditions in the combined Company’s operating area, unexpected costs, charges or expenses resulting from the business combination transaction involving the combined Company, and failure to realize the anticipated benefits of the Mergers. Some of these factors are enumerated in the filings the Company made with the SEC. The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the combined Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of May 31, 2019, by and among FS Investment Corporation II, Corporate Capital Trust II, FS Investment Corporation III, FS Investment Corporation IV, NT Acquisition 1, Inc., NT Acquisition 2, Inc., NT Acquisition 3, Inc. and FS/KKR Advisor, LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on June 3, 2019).

3.1	Articles of Amendment of FS Investment Corporation IV.

99.1	Press Release, dated as of December 18, 2019 (furnished herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS KKR Capital Corp. II
(as successor by merger to FS Investment Corporation IV)

Date: December 18, 2019	By:	/s/ Stephen S. Sypherd

Stephen S. Sypherd
General Counsel